UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2019
______________________
State Street Corporation
(Exact Name of Registrant as Specified in Charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	617	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRC	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, Series C, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRE	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, Series E, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 21, 2019, State Street Corporation (“State Street”) issued a press release announcing the commencement of a cash tender offer (the “Tender Offer”) by its principal banking subsidiary, State Street Bank and Trust Company (the “Bank”), for any and all of State Street’s $800,000,000 aggregate principal amount of outstanding Floating Rate Junior Subordinated Debentures due 2047 (the “2047 Debentures”).

The Tender Offer will expire at 5:00 pm, New York City time, on November 20, 2019, unless extended or earlier terminated by the Bank. The Tender Offer is being made exclusively pursuant to an offer to purchase dated October 21, 2019 (the “Offer to Purchase”), which sets forth the terms and conditions of the Tender Offer. Holders of the 2047 Debentures must validly tender and not validly withdraw their 2047 Debentures prior to 5:00 p.m., New York City Time, on November 1, 2019 to be eligible to receive an early tender payment in addition to the Tender Offer consideration.

The Tender Offer is conditioned on termination of State Street’s replacement capital covenant dated April 30, 2007 and amended May 13, 2016, which is expected to occur on or about November 20, 2019, and on the other general conditions described in the Offer to Purchase. The Tender Offer is not conditioned on a minimum principal amount of any 2047 Debentures being tendered.

State Street also announced that it will redeem (the “Redemption”) $50,100,000 of its $150,000,000 aggregate principal amount outstanding of Floating Rate Junior Subordinated Deferrable Interest Debentures, Series A, due May 15, 2028 (the “2028 Debentures”), at a redemption price equal to the outstanding principal amount of the 2028 Debentures to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. The redemption date for the 2028 Debentures will be November 20, 2019.

A copy of State Street’s press release announcing the Tender Offer and Redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are for information purposes only and do not constitute an offer to purchase the 2047 Debentures.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.		Exhibit Description

	99.1	Press release of State Street Corporation dated October 21, 2019
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard,
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	October 21, 2019